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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549

                          --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                January 26, 2001
                                (Date of Report)

                          --------------------------

                          GEORGIA-PACIFIC CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    GEORGIA
                            (State of Incorporation)

                                     1-3506
                            (Commission File Number)

                                   93-0432081
                      (IRS Employer Identification Number)

               133 PEACHTREE STREET, N.E., ATLANTA, GEORGIA 30303
                    (Address of Principal Executive Offices)

                                 (404) 652-4000
              (Registrant's Telephone Number, including area code)
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Item 5. Other Events.

        On January 26, 2001, the Georgia-Pacific Corporation (the "Company") issued a press release announcing the financial results of the Georgia-Pacific Group for the fourth quarter and full year 2000 results. The press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

        On January 26, 2001, the Company also issued a press release announcing the financial results of The Timber Company for the fourth quarter and full year 2000 results. The press release is filed as Exhibit 99.2 hereto and is incorporated herein by reference.


Item 7. Financial Statements and Exhibits.

        (a) Financial Statements of Business Acquired

            Not Required

        (b) Pro Forma Financial Information

            Not Required

        (c) Exhibits

            99.1 Press Release of the Georgia-Pacific Group issued January 26, 2001: Georgia-Pacific Group Reports Fourth Quarter and Full Year 2000 Results

            99.2  Press Release of The Timber Company issued January 26, 2001:
                  The Timber Company Reports Fourth Quarter and Full Year 2000 Results

            99.3  Analyst Package.

Item 9. Regulation FD Disclosure.

        The Company is furnishing information pursuant to this Item 9 in connection with the simultaneous analyst presentation and audio webcast to discuss fiscal year 2000 results and fiscal year 2001 outlook and other business information. Analyst packages prepared in connection with the release of earnings information are available on the Company's website at www.gp.com / Quarterly Financial Center / 4th Quarter under "Analyst Package." The analyst package is filed as Exhibit 99.3 hereto and is incorporated herein by reference.

        The furnishing of information pursuant to this Item 9 is not intended to constitute a determination by the Company that the information is material or that the dissemination of the information is required by Regulation FD.
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  January 26, 2001

                                GEORGIA-PACIFIC CORPORATION


                                  By /s/ Kenneth F. Khoury
                                     ------------------------------
                                     Kenneth F. Khoury
                                     Vice President, Deputy General
                                       Counsel and Secretary
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                          GEORGIA-PACIFIC CORPORATION

                           Exhibit Index to Form 8-K


Number                Description
------                -----------

Exhibit 99.1 Press Release of the Georgia-Pacific Group issued January 26, 2001: Georgia-Pacific Group Reports Fourth Quarter and Full Year 2000 Results

Exhibit 99.2 Press Release of The Timber Company issued January 26, 2001: The Timber Company Reports Fourth Quarter and Full Year 2000 Results

Exhibit 99.3          Analyst Package.